SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2014

Date of Report (Date of earliest event reported)

Aurora Gold Corporation
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24393

(Commission File Number)

13-3945947

(I.R.S. Employer Identification No.)

C/ Lars Pearl

43a Zugerbergstrasse

Unterageri

Zug 6314

Switzerland

(Address of principal executive office)

Coresco AG

Gotthardstrasse 20 – Level 3

6300 – Zug

Switzerland

(Former executive address)

41-7887-96966

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On November 28, 2014, The principal executive office of the Company was changed from Coresco AG, Gotthardstrasse 20, Level 3, 6300, Zug, Switzerland to Lars Pearl, 43a Zugerbergstrasse, 6314, Unterageri, Zug, Switzerland.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 30, 2014.

Aurora Gold Corporation

By:	/s/ L Pearl
Name:	Lars Pearl
Title:	President and Chief Executive Officer